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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 24, 2004

                         WORLD HEALTH ALTERNATIVES, INC.
             (Exact name of registrant as specified in this charter)

             Florida                333-84934         04-3613924
   (State or other jurisdiction    (Commission        (IRS Employer
        of incorporation)          File Number)     Identification No.)

777 Penn Center Blvd., Suite 111, Pittsburgh, PA                          15235
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, including area code: (412) 829-7800

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On June 24, 2004, World Health Alternatives, Inc. (the "Company"), pursuant to an Asset Purchase Agreement dated effective as of June 1, 2004 (the "Agreement"), completed its acquisition of substantially all of the assets of Curley and Associates, LLC, for $200,000 cash paid at closing, $800,000 in the form of a short-term promissory note, $525,000 in the form of a two-year promissory note and 662,025 shares of World Health Alternatives, Inc.'s restricted common stock. A copy of the Agreement is attached as Exhibit 2.1 hereto.

Curley and Associates, LLC is a private medical staffing company located in Sanford, Florida, that specializes in travel placements of allied healthcare professionals. It currently has approximately 200 clients in over 40 states. The two former owners of Curley and Associates, LLC will continue to operate the business as employees of the Company.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the Company's future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item 7(a) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(c) Exhibits

      Exhibits         Description
      --------         ------------

      2.1 Asset Purchase Agreement among CURLEY AND ASSOCIATES, LLC, a Florida limited liability company, NOAL CURLEY and BETH CURLEY, individual

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                       residents of Florida and MEDTECH MEDICAL STAFFING OF
                       ORLANDO, INC., a Delaware corporation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WORLD HEALTH ALTERNATIVES, INC.

                                        By   /s/ Richard E. McDonald
                                          --------------------------------------
                                              Richard E. McDonald
                                              President,
                                              Principal Financial Officer
                                              Principal Accounting Officer
                                              Chairman of the Board of Directors

Date: July 2, 2004

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